                               REVISION AGREEMENT

     THIS REVISION AGREEMENT, dated as of the 15th day of November, 1999, made by and between GENAMERICA CORPORATION, a Missouri corporation, as First Party; and ARM FINANCIAL GROUP, INC., a Delaware corporation, as Second Party; WITNESS:

     WHEREAS, First Party is the owner and holder of a certain promissory Note executed by Second party as maker, payable to First Party dated August 3, 1999 in the original principal sum of $38,000,000.00, said indebtedness being further evidenced by a Term Loan Agreement, dated evenly with said Note.

     WHEREAS, the parties hereto did, by a certain Note and Term Loan Agreement Revision Agreement, extend the term of the said Note and Term Loan Agreement to November 15, 1999.

     WHEREAS, the parties hereto desire and intend by and through this Revision Agreement to effect an additional extension of the term of the said Note and Term Loan Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and in furtherance of the above-expressed ends and intents, it is hereby agreed upon between the parties hereto as follows:

     1. The maturity date of said Note, as previously revised, is hereby extended, and said Note and Term Loan Agreement are hereby amended to provide that the maturity date of said Note is November 30, 1999.

     2. All provisions and/or recitals of said Note and Term Loan Agreement contrary to or inconsistent with any provisions of this Revision Agreement are hereby deemed amended to comport with the provisions of this Revision Agreement; but all provisions and/or recitals thereof not contrary to or inconsistent with any provisions of this Agreement shall remain in full force and effect without amendment hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Revision Agreement as of the date first herein entered.

                                  FIRST PARTY:

                                  GENAMERICA CORPORATION

                              By:/s/ Dona L. Barber
                                -----------------------------------------------
                                Vice President/Authorized Representative

                              Attest: /s/ Steven P. Traynor
                                -----------------------------------------------
                                Assistant Secretary

                     SEE PAGE 2 FOR ADDITIONAL SIGNATURES.

Loan No.                             Page 2
       ---------

                                 SECOND PARTY:

                                 ARM FINANCIAL GROUP, INC.

                                 By: /s/ John McGeeney
                                    --------------------------------------------
                                    Name: John McGeeney
                                          --------------------------------------
                                    Title:  General Counsel
                                          --------------------------------------

                                 Attest: /s/ Patricia L. Tackett
                                        ----------------------------------------
                                    Name:  Patricia L. Tackett
                                          --------------------------------------
                                    Title:  Secretary
                                         ---------------------------------------

STATE OF MISSOURI       )
                        )SS
CITY OF ST. LOUIS       )


     On this 15TH day of NOVEMBER, 1999, before me, the undersigned Notary Public, personally appeared DONA BARBER and STEVEN P. TRAYNOR, known personally by me and known to me to be, respectively, the Vice President and Assistant Secretary of GenAmerica Corporation, a Missouri corporation and who acknowledged under oath that they each executed the within instrument in such respective capacities as the free act and deed of GenAmerica Corporation.

                                            Suzanne C. Heinemann
                                            ---------------------
                                            Notary Public
My Commission Expires:

                        ---------------------------------
                              SUZANNE C. HEINEMANN
                           NOTARY PUBLIC- NOTARY SEAL
                               STATE OF MISSOURI
                                ST. LOUIS COUNTY
                        MY COMMISSION EXP. JUNE 28, 2003
                        ---------------------------------

                   SEE PAGE 3 FOR ADDITIONAL ACKNOWLEDGMENT.

Loan No.                             Page 3
       -------

STATE OF KENTUCKY     )
                      )SS
COUNTY OF JEFFERSON   )

     On this 16TH day of NOVEMBER, 1999, before me, the undersigned Notary Public, personally appeared JOHN R. MCGEENEY and PATRICIA TACKETT, known personally by me and known to me to be respectively, the EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL and SECRETARY of ARM Financial Group, Inc., a Delaware corporation, and who acknowledged under oath that they executed the within instrument in such respective capacities as the free act and deed of said corporation.

                                       Pamela H. Shergur
                                       -------------------
                                       Notary Public


My Commission Expires:       PAMELA H. SHERGUR, NOTARY PUBLIC
                                  STATE AT LARGE KENTUCKY
                             MY COMMISSION EXP. ON APRIL 4, 2001